UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2008
DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code	302-478-5142

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 8, 2008, the Registrant issued a press release announcing the expansion of its existing share repurchase program and a cash dividend in the increased amount of $0.10 per share of common stock to be distributed on June 4, 2008 to holders of record on May 21, 2008. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Note: The information contained in this press release is being furnished, not filed, pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, unless incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
99.1	Registrant’s May 8, 2008 press release
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: May 9, 2008